UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : November 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-06                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein


Date:  November 29, 2005   By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                           Name:  Mark W. McDermott
                           Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders November 25, 2005



Exhibit 99.1
Statement to Certificateholders November 25, 2005



                      Centex Home Equity Loan Trust 2005-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED      DEFERRED       PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1        102,250,000.00      46,591,482.75    8,619,700.22     143,657.07    8,763,357.29     0.00      0.00      37,971,782.53
AF2         16,390,000.00      16,390,000.00            0.00      53,267.50       53,267.50     0.00      0.00      16,390,000.00
AF3         26,710,000.00      26,710,000.00            0.00      92,149.50       92,149.50     0.00      0.00      26,710,000.00
AF4         32,930,000.00      32,930,000.00            0.00     129,524.67      129,524.67     0.00      0.00      32,930,000.00
AF5         45,320,000.00      45,320,000.00            0.00     199,408.00      199,408.00     0.00      0.00      45,320,000.00
AF6         24,850,000.00      24,850,000.00            0.00      97,122.08       97,122.08     0.00      0.00      24,850,000.00
AV1        334,180,000.00     135,883,205.46   25,217,470.15     486,471.31   25,703,941.46     0.00      0.00     110,665,735.31
AV2        154,520,000.00     154,520,000.00            0.00     563,837.04      563,837.04     0.00      0.00     154,520,000.00
AV3          9,780,000.00       9,780,000.00            0.00      36,865.85       36,865.85     0.00      0.00       9,780,000.00
M1          41,160,000.00      41,160,000.00            0.00     160,115.26      160,115.26     0.00      0.00      41,160,000.00
M2          37,000,000.00      37,000,000.00            0.00     144,569.79      144,569.79     0.00      0.00      37,000,000.00
M3          20,350,000.00      20,350,000.00            0.00      80,389.57       80,389.57     0.00      0.00      20,350,000.00
M4          18,030,000.00      18,030,000.00            0.00      75,106.22       75,106.22     0.00      0.00      18,030,000.00
M5          17,570,000.00      17,570,000.00            0.00      73,643.92       73,643.92     0.00      0.00      17,570,000.00
M6          16,650,000.00      16,650,000.00            0.00      71,221.53       71,221.53     0.00      0.00      16,650,000.00
M7          14,330,000.00      14,330,000.00            0.00      67,714.23       67,714.23     0.00      0.00      14,330,000.00
B           12,970,000.00      12,970,000.00            0.00      62,404.61       62,404.61     0.00      0.00      12,970,000.00
R                    0.00               0.00            0.00           0.00            0.00     0.00      0.00               0.00
TOTALS     924,990,000.00     671,034,688.21   33,837,170.37   2,537,468.15   36,374,638.52     0.00      0.00     637,197,517.84
XIO                  0.00     693,225,918.85            0.00          31.11           31.11     0.00      0.00     660,970,696.03

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                         ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST      TOTAL          PRINCIPAL       CLASS        RATE
----------------------------------------------------------------------------------------------------   ---------------------------
AF1        152314LY4     455.66242298    84.30024665      1.40495912    85.70520577      371.36217633    AF1     3.700000 %
AF2        152314LZ1   1,000.00000000     0.00000000      3.25000000     3.25000000    1,000.00000000    AF2     3.900000 %
AF3        152314MA5   1,000.00000000     0.00000000      3.45000000     3.45000000    1,000.00000000    AF3     4.140000 %
AF4        152314MB3   1,000.00000000     0.00000000      3.93333343     3.93333343    1,000.00000000    AF4     4.720000 %
AF5        152314MC1   1,000.00000000     0.00000000      4.40000000     4.40000000    1,000.00000000    AF5     5.280000 %
AF6        152314MD9   1,000.00000000     0.00000000      3.90833320     3.90833320    1,000.00000000    AF6     4.690000 %
AV1        152314ME7     406.61680968    75.46074017      1.45571641    76.91645658      331.15606951    AV1     4.157500 %
AV2        152314MF4   1,000.00000000     0.00000000      3.64895832     3.64895832    1,000.00000000    AV2     4.237500 %
AV3        152314MG2   1,000.00000000     0.00000000      3.76951431     3.76951431    1,000.00000000    AV3     4.377500 %
M1         152314MH0   1,000.00000000     0.00000000      3.89006948     3.89006948    1,000.00000000    M1      4.517500 %
M2         152314MJ6   1,000.00000000     0.00000000      3.90729162     3.90729162    1,000.00000000    M2      4.537500 %
M3         152314MK3   1,000.00000000     0.00000000      3.95034742     3.95034742    1,000.00000000    M3      4.587500 %
M4         152314ML1   1,000.00000000     0.00000000      4.16562507     4.16562507    1,000.00000000    M4      4.837500 %
M5         152314MM9   1,000.00000000     0.00000000      4.19145817     4.19145817    1,000.00000000    M5      4.867500 %
M6         152314MN7   1,000.00000000     0.00000000      4.27756937     4.27756937    1,000.00000000    M6      4.967500 %
M7         152314MP2   1,000.00000000     0.00000000      4.72534752     4.72534752    1,000.00000000    M7      5.487500 %
B          152314MQ0   1,000.00000000     0.00000000      4.81145798     4.81145798    1,000.00000000    B       5.587500 %
TOTALS                   725.45074888    36.58112020      2.74323847    39.32435866      688.86962869
-----------------------------------------------------------------------------------------------------   --------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931
               --------------------------------------------------

Sec. 7.09(ii)  Distributions Allocable to Principal

               Group I
               Scheduled Monthly Payments                                                                               239,447.40
               Curtailments                                                                                              53,850.61
               Prepayments in Full                                                                                    7,923,415.98
               Loans Repurchased by Seller                                                                                    0.00
               Substitution Amounts                                                                                           0.00
               Net Liquidation Proceeds                                                                                       0.00

               Group II
               Scheduled Monthly Payments                                                                               342,851.31
               Curtailments                                                                                             475,294.56
               Prepayments in Full                                                                                   23,178,834.88
               Loans Repurchased by Seller                                                                                    0.00
               Substitution Amounts                                                                                           0.00
               Net Liquidation Proceeds                                                                                  34,867.68

               Subordination Increase Amount                                                                          1,588,607.95
               Excess Overcollateralization Amount                                                                            0.00

Sec. 7.09(iv)  Class Interest Carryover Shortfall
               Class AF-1                                                                                                     0.00
               Class AF-2                                                                                                     0.00
               Class AF-3                                                                                                     0.00
               Class AF-4                                                                                                     0.00
               Class AF-5                                                                                                     0.00
               Class AF-6                                                                                                     0.00
               Class AV-1                                                                                                     0.00
               Class AV-2                                                                                                     0.00
               Class AV-3                                                                                                     0.00
               Class M-1                                                                                                      0.00
               Class M-2                                                                                                      0.00
               Class M-3                                                                                                      0.00
               Class M-4                                                                                                      0.00
               Class M-5                                                                                                      0.00
               Class M-6                                                                                                      0.00
               Class M-7                                                                                                      0.00
               Class B                                                                                                        0.00

Sec. 7.09(v)   Class Principal Carryover Shortfall
               Subordinate Certificates
               Class M-1                                                                                                      0.00
               Class M-2                                                                                                      0.00
               Class M-3                                                                                                      0.00
               Class M-4                                                                                                      0.00
               Class M-5                                                                                                      0.00
               Class M-6                                                                                                      0.00
               Class M-7                                                                                                      0.00
               Class B                                                                                                        0.00

Sec. 7.09(vi)    Aggregate Loan Balance of Each Group
                 Group I Beginning Aggregate Loan Balance                                                           197,704,639.22
                 Group I Ending Aggregate Loan Balance                                                              189,487,925.23

                 Group II Beginning Aggregate Loan Balance                                                          495,521,279.63
                 Group II Ending Aggregate Loan Balance                                                             471,482,770.80

Sec. 7.09(vii)   Overcollateralization
                 Total Overcollateralization Amount                                                                  23,773,178.19
                 Total Required Overcollateralization Amount                                                         31,912,797.91

Sec. 7.09(viii)  Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)    Substitution Amounts
                 Group I                                                                                                      0.00
                 Group II                                                                                                     0.00

Sec. 7.09(ix)    Loan Purchase Price Amounts
                 Group I                                                                                                      0.00
                 Group II                                                                                                     0.00

Sec. 7.09(x)     Weighted Average Net Coupon Rate
                 Group I                                                                                                   7.8998%
                 Group II                                                                                                  6.8403%

Sec. 7.09(xii)   Monthly Remittance Amount
                 Group I                                                                                              9,518,730.54
                 Group II                                                                                            26,856,907.98

Sec. 7.09(xiii)  Weighted Average Gross Margin
                 Group II Loans                                                                                            6.8930%

Sec. 7.09(xiv)   Largest Loan Balance
                 Group I                                                                                                663,112.14
                 Group II                                                                                               825,108.30

Sec. 7.09(xv)    Basic Principal Amount
                 Group I                                                                                              8,216,713.99
                 Group II                                                                                            24,031,848.43

Sec. 7.09(xvi)   Net Wac Cap Carryover Paid
                 Group I                                                                                                     0.00
                 Group II                                                                                                    0.00
                 Subordinate                                                                                                 0.00

Sec. 7.09(xvi)   Remaining Net Wac Cap Carryover
                 Group I                                                                                                     0.00
                 Group II                                                                                                    0.00
                 Subordinate                                                                                                 0.00

Sec. 7.09(xviii) Net Wac Cap
                 Group I Net WAC Cap                                                                                         7.90%
                 Group II Net WAC Cap                                                                                        6.62%
                 Subordinate Net WAC Cap                                                                                     6.64%

Sec. 7.09(xix)   Applied Realized Loss Amounts
                 Subordinate Certificates
                 Class M-1                                                                                                   0.00
                 Class M-2                                                                                                   0.00
                 Class M-3                                                                                                   0.00
                 Class M-4                                                                                                   0.00
                 Class M-5                                                                                                   0.00
                 Class M-4                                                                                                   0.00
                 Class M-5                                                                                                   0.00
                 Class B                                                                                                     0.00

Sec. 7.09(xx)    Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

Delinquency by Group
Group  1
Category                 Number         Principal Balance           Percentage
1 Month                    82             6,437,964.66                3.40 %
2 Month                    22             1,501,739.17                0.79 %
3 Month                    17             1,176,936.72                0.62 %
Total                     121             9,116,640.55                4.81 %

Delinquency by Group
Group  2
Category                 Number         Principal Balance          Percentage
1 Month                   174            19,675,372.39                4.17 %
2 Month                    44             6,053,070.12                1.28 %
3 Month                    34             4,220,855.96                0.90 %
Total                     252            29,949,298.47                6.35 %

Delinquency Totals
Group Totals
Category                 Number         Principal Balance          Percentage
1 Month                   256            26,113,337.05               3.95 %
2 Month                    66             7,554,809.29               1.14 %
3 Month                    51             5,397,792.68               0.82 %
Total                     373            39,065,939.02               5.91 %

Sec. 7.09(b)(ii) Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

Foreclosure by Group
Group                    Number of           Principal Balance            Percentage
Number                   Loans
   1                        29                  2,296,433.62                1.21%
   2                        58                  6,822,041.65                1.45%

Foreclosure Totals
Number of               Principal               Percentage
Loans                   Balance
   87                 9,118,475.27                 1.38%


Sec. 7.09(b)(iii) Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
Bankruptcy by Group
Group            Number of           Principal Balance            Percentage
Number           Loans
   1               33                  3,017,556.37                   1.59%
   2               73                  8,405,493.17                   1.78%

Bankruptcy Totals
Number of                   Principal                  Percentage
Loans                       Balance
  106                     11,423,049.54                  1.73%

Sec. 7.09(b)(iii)  Balloon Loans
                   Number of Balloon Loans                                                                                    8.00
                   Balance of Balloon Loans                                                                             468,732.71

Sec. 7.09(b)(iv)   Number and Aggregate Principal Amounts of REO Loans

REO by Group
Group             Number of           Principal Balance                 Percentage
Number            Loans
   1                 6                    526,193.08                      0.28%
   2                15                  1,666,061.45                      0.35%

REO Totals
Number of           Principal               Percentage
Loans               Balance
   21             2,192,254.53                 0.33%

Sec. 7.09(b)(v)   Book Value of REO Loans
                  Group I                                                                                               595,445.57
                  Group II                                                                                            1,841,762.75

Sec. 7.09(b)(vi)  Realized Losses
                  Group I:
                  Monthly Realized Losses                                                                                     0.00
                  Cumulative Realized Losses                                                                                  0.00
                  Group II:
                  Monthly Realized Losses                                                                                 6,660.40
                  Cumulative Realized Losses                                                                             23,987.66

Sec. 7.09(b)(vii) Net Liquidation Proceeds
                  Group I                                                                                                     0.00
                  Group II                                                                                               34,867.68

Sec. 7.09(b)(viii)60+ Delinquency Percentage (Rolling Three Month)                                                         3.1209%

Sec. 7.09(b)(ix)  Cumulative Loss Percentage                                                                                  0.00%
                  Cumulative Realized Losses Since Cut-Off Date                                                          23,987.66
                  Aggregate Loan Balance as of the Cut-Off Date                                                     925,008,634.98

Sec. 7.09(b)(x)   Has a Trigger Event Occurred?                                                                               NO

                  1-Month LIBOR for Current Distribution Date                                                             4.03750%



Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.